EXHIBIT 10.1

AMENDMENT NO. 2 TO SELECTED DEALER AGREEMENT

This Amendment No. 2, dated as of the 11th day of April, 2016 (this "Amendment''), is made by and among each of Griffin Capital Essential Asset REIT II, Inc., a Maryland corporation (the "Company"), Griffin Capital Securities, LLC, a Delaware limited liability company (the "Dealer Manager''), Griffin Capital Essential Asset Advisor II, LLC, a Delaware limited liability company (the "Advisor''), Griffin Capital Corporation, a California corporation (the "Sponsor'') (collectively, the "Issuer Entities") and Ameriprise Financial Services, Inc. ("Ameriprise").

WHEREAS, the Issuer Entities and Ameriprise have entered into a Selected Dealer Agreement dated May 5,2015, as amended by the Amended and Restated Amendment to Selected Dealer Agreement dated December 22, 2015 (collectively, the "Selected Dealer Agreement'') that sets forth the understandings and agreements whereby Ameriprise will offer and sell, on a best efforts basis for the account of Company, Shares of common stock of the Company registered pursuant to the Registration Statement and Prospectus filed with the Securities and Exchange Commission; and

WHEREAS, the Issuer Entities and Ameriprise desire to modify the Selected Dealer Agreement to ensure compliance with the recent amendments to NASD Rule 2340 and FINRA Rule 2310, effective April 11, 2016.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer Entities agree as follows:

1.In addition to and in conjunction with the terms set forth in the Selected Dealer Agreement, pursuant to FINRA Rule 2310(b)(5), the Issuer Entities agree that the Sponsor of the Company shall make specified disclosures in each annual report distributed to investors pursuant to Section 13(a) of the Exchange Act, specifically:

(i)a per share estimated value of the Shares, developed in a manner reasonably designed to ensure it is reliable, in the Company's periodic reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act;

(ii)an explanation of the method by which the value was developed; and

(iii)the date of the valuation.

2.In addition to and in conjunction with the terms set forth in the Selected Dealer Agreement, pursuant to FINRA Rule 2310(b)(5), the Issuer Entities agree that the Company shall disclose in a periodic or current report filed pursuant to Section 13(a) or 15(d) of the Exchange Act, within the time parameters set forth in the Independent Valuations paragraph of Section 2(11) of the Selected Dealer Agreement, and in each annual report thereafter, a per share estimated value:

(i)based on the valuations of the assets and liabilities of the Company performed at least annually by, or with the material assistance or confirmation of, a third party valuation expert or service;

(i)derived from a methodology that conforms to standard industry practice; and

(ii)accompanied by a written opinion or report by the issuer, delivered at least annually, that explains the scope of the review, the valuation methodology used and the basis for the reported value.

3.All capitalized terms used herein but not defined shall have the meaning ascribed to such terms in the Selected Dealer Agreement unless otherwise set forth in this Amendment

4.Except as otherwise expressly amended by this Amendment, all of the provisions of the Selected Dealer Agreement shall continue in full force and effect in accordance with the terms and conditions.

IN WITNESS WHEREOF, the undersigned have hereto executed this Amendment as of the date first above written.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

		By:	/s/ Kevin A. Shields
		Name:	Kevin A. Shields
		Title:	Chief Executive Officer

GRIFFIN CAPITAL SECURITIES, LLC

		By:	/s/ Kevin A. Shields
		Name:	Kevin A. Shields
		Title:	Chief Executive Officer

GRIFFIN CAPITAL ESSENTIAL ASSET ADVISOR II, LLC

		By:	/s/ Kevin A. Shields
		Name:	Kevin A. Shields
		Title:	Chief Executive Officer

GRIFFIN CAPITAL CORPORATION

		By:	/s/ Kevin A. Shields
		Name:	Kevin A. Shields
		Title:	Chief Executive Officer

AMERIPRISE FINANCIAL SERVICES, INC.

By:	/s/ Frank A. McCarthy
Name:	Frank A. McCarthy
Title:	Senior Vice President and General Manager